WRITTEN INSTRUMENT AMENDING THE
AMENDED AND RESTATED
AGREEMENT AND DECLARATION OF TRUST
OF PACIFIC SELECT FUND


RESOLVED, that the undersigned, being a majority of the Trustees of Pacific Select Fund, a Massachusetts business trust (the "Trust"), acting pursuant to Section 6.2 of the Amended and Restated Agreement and Declaration of Trust, dated October 28, 1999, as amended ("Declaration of Trust"), hereby amend the Declaration of Trust to redesignate the name of the I-Net Tollkeeper
Portfolio as the Concentrated Growth Portfolio effective February 1, 2005.

	IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the 19th day of January, 2005.



/s/ Thomas C. Sutton				/s/ Glenn S. Schafer
Thomas C. Sutton				Glenn S. Schafer
Trustee						Trustee


/s/ Richarad L. Nelson				/s/ Lucie H. Moore
Richard L. Nelson				Lucie H. Moore
Trustee						Trustee


/s/ Lyman W. Porter				/s/ Alan Richards
Lyman W. Porter					Alan Richards
Trustee						Trustee


/s/ Cecilia H. Herbert				/s/ G. Thomas Willis
Cecilia H. Herbert 				G. Thomas Willis
Trustee						Trustee


/s/ Nooruddin S. Veerjee			/s/ Frederick L. Blackmon
Nooruddin S. Veerjee 				Frederick L. Blackmon
Trustee						Trustee




	PRESIDENT'S CERTIFICATE


The undersigned, being the duly appointed, qualified and active President of Pacific Select Fund (the "Trust"), hereby certifies that Section 6.2 of the Trust's Amended and Restated Agreement and Declaration of Trust dated October 28, 1999 as amended (the "Declaration of Trust") has been duly amended in accordance with the provisions of Section 11.4 of the Declaration of Trust.



Date:  January 19, 2005 			/s/ Glenn S. Schafer
						Glenn S. Schafer
						President



WRITTEN INSTRUMENT AMENDING THE
AMENDED AND RESTATED
AGREEMENT AND DECLARATION OF TRUST
OF PACIFIC SELECT FUND


RESOLVED, that the undersigned, being a majority of the Trustees of Pacific Select Fund, a Massachusetts business trust (the "Trust"), acting pursuant to Section 6.2 of the Amended and Restated Agreement and Declaration of Trust, dated October 28, 1999, as amended ("Declaration of Trust"), hereby amend the Declaration of Trust to redesignate the name of the Aggressive Growth Portfolio as the Fasciano Small Equity Portfolio, effective May 1, 2005.

	IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the 4th day of April, 2005.



_____________________________			____________________________
Thomas C. Sutton					Glenn S. Schafer
Trustee							Trustee


_____________________________			____________________________
Richard L. Nelson					Lucie H. Moore
Trustee							Trustee


_____________________________			____________________________
Lyman W. Porter						Alan Richards
Trustee							Trustee


_____________________________			____________________________
Cecilia H. Herbert 					G. Thomas Willis
Trustee							Trustee


_____________________________			_____________________________
Nooruddin S. Veerjee 					Frederick L. Blackmon
Trustee							Trustee




	PRESIDENT'S CERTIFICATE


The undersigned, being the duly appointed, qualified and active President of Pacific Select Fund (the "Trust"), hereby certifies that Section 6.2 of the Trust's Amended and Restated Agreement and Declaration of Trust dated October 28, 1999, as amended (the "Declaration of Trust") has been duly amended in accordance with the provisions of Section 11.4 of the Declaration of Trust.



Date:  April 4, 2005		_____________________________________
						Glenn S. Schafer
						President




WRITTEN INSTRUMENT AMENDING THE
AMENDED AND RESTATED
AGREEMENT AND DECLARATION OF TRUST
OF PACIFIC SELECT FUND


RESOLVED, that the undersigned, being a majority of the Trustees of Pacific Select Fund, a Massachusetts business trust (the "Trust"), acting pursuant to
Section 6.2 of the Amended and Restated Agreement and Declaration of Trust, dated October 28, 1999, as amended ("Declaration of Trust"), having heretofore divided the shares of beneficial interest of the Trust by designating and establishing three separate Series, effective May 1, 2005, to be known as the VN Small-Cap Value Portfolio, American Funds Growth Portfolio and American Funds Growth-Income Portfolio, such new Series to have the relative rights and preferences set forth in Subsections (a) through (e) of Section 6.2 of the Declaration of Trust.

	IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the 4th day of April, 2005.



_____________________________			____________________________
Thomas C. Sutton					Glenn S. Schafer
Trustee							Trustee


_____________________________			____________________________
Richard L. Nelson					Lucie H. Moore
Trustee							Trustee


_____________________________			____________________________
Lyman W. Porter						Alan Richards
Trustee							Trustee


_____________________________			____________________________
Cecilia H. Herbert 					G. Thomas Willis
Trustee							Trustee


_____________________________			_____________________________
Nooruddin S. Veerjee 					Frederick L. Blackmon
Trustee							Trustee




	PRESIDENT'S CERTIFICATE


The undersigned, being the duly appointed, qualified and active President of Pacific Select Fund (the "Trust"), hereby certifies that Section 6.2 of the Trust's Amended and Restated Agreement and Declaration of Trust dated October 28, 1999, as amended (the "Declaration of Trust") has been duly amended in accordance with the provisions of Section 11.4 of the Declaration of Trust.



Date:  April 4, 2005 			_____________________________________
						Glenn S. Schafer
						President